Exploration and Evaluation Assets, Net (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Of Exploration And Evaluation Assets [Abstract]
Summary of Exploration and Valuation Assets, Net

Total
As at December 31, 2020	623
Acquisitions (Note 5)	45
Additions	55
Write-downs	(9)
Change in Decommissioning Liabilities	6
As at December 31, 2021	720
Additions	37
Write-downs	(64)
Change in Decommissioning Liabilities	(12)
Exchange Rate Movements and Other (1)	4
As at December 31, 2022	685
(1)Immediately prior to the Sunrise Acquisition, Bay du Nord had a carrying value of $nil. The Company re-measured its interest in Bay du Nord to $40 million and recognized a revaluation gain of $40 million.